FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report September 3, 2003
                       (Date of earliest event reported)


                          DENTSPLY INTERNATIONAL INC
                (Exact name of Company as specified in charter)



                  Delaware            0-16211        39-1434669
           (State of Incorporation) (Commission    (IRS Employer
                                    File Number)   Identification No.)




               570 West College Avenue, York, Pennsylvania   17405
              (Address of principal executive offices)     (Zip Code)



                                (717) 845-7511
               (Company's telephone number including area code)









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Item 5. - Other Events

   The Company reported in its 10-Q for the period ended June 30, 2003 on the status of the antitrust litigation involving the Company. The Company reported that the District Court Judge issued a decision finding that the Company had not violated the antitrust laws and that the government had thirty (30) days from the entering of the Judge's order to appeal. In this type of case, the government actually has sixty (60) days from the entry of the order to file an appeal.


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DENTSPLY INTERNATIONAL INC
                                                       (Company)



                                          /s/ Brian M. Addison
                                              Brian M. Addison
                                              Vice President, Secretary and
                                              General Counsel

Date: September 3, 2003